SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K
                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
             The Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):
                      February 7, 2000

                     XEROX CORPORATION
   (Exact name of registrant as specified in its charter)

 New York              1-4471                16-0468020
 (State or other       (Commission File      (IRS Employer
 jurisdiction of       Number)               Identification
 incorporation)                              No.)

                   800 Long Ridge Road
                     P. O. Box 1600
            Stamford, Connecticut  06904-1600
    (Address of principal executive offices)(Zip Code)

    Registrant's telephone number, including area code:
                      (203) 968-3000


Item 5.  Other Events

On February 7, 2000, Registrant's Board of Directors approved an amendment to the current Shareholder Rights Plan.

Without the amendment, Registrant's Board of Directors is prohibited from redeeming the Shareholder Rights for 120 days following a change in the majority of Registrant's Board of Directors as a result of a proxy contest. The amendment would remove this prohibition.

The Shareholder Rights expire at the close of business on April 6, 2007, unless earlier redeemed or exchanged by Registrant in accordance with the provisions of the Shareholder Rights Plan.

The foregoing summary of the amendment is qualified in its entirety to the copy of the form of the amendment attached as Exhibit 4(b) to Amendment No. 2 to Registrant's Form 8-A Registration Statement relating to the Rights to Purchase Series A Cumulative Preferred Stock filed with the Securities and Exchange Commission on February 8, 2000, and is incorporated herein by reference.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this report to be signed on its behalf by the undersigned duly authorized.

                                         XEROX CORPORATION

                                             /s/ MARTIN S. WAGNER
                                         --------------------------------
                                         By: MARTIN S. WAGNER
                                             Assistant Secretary

Dated: February 8, 2000